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EXHIBIT 24.1 - DIRECTORS' POWERS OF ATTORNEY




                          DIRECTOR'S POWER OF ATTORNEY
                                 (2000 Form 10K)

     The undersigned director of ShopKo Stores, Inc. designates each of Brian Bender and Peter Vandenhouten,with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 3, 2001 , and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 28th day of March, 2001.




                                                   /s/  William J. Podany
                                                   -----------------------------
                                                   William J. Podany






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                          DIRECTOR'S POWER OF ATTORNEY
                                 (2000 Form 10K)

     The undersigned director of ShopKo Stores, Inc. designates each of Brian Bender and Peter Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 3, 2001 , and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 28th day of March, 2001.




                                                   /s/  Jack W. Eugster
                                                   -----------------------------
                                                   Jack W. Eugster

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10K)

     The undersigned director of ShopKo Stores, Inc. designates each of Brian Bender and Peter Vandenhouten with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 3, 2001 , and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 27th day of March, 2001.




                                                   /s/  Jeffrey C. Girard
                                                   -----------------------------
                                                   Jeffrey C. Girard

                          DIRECTOR'S POWER OF ATTORNEY
                                 (2000 Form 10K)

     The undersigned director of ShopKo Stores, Inc. designates each of Brian Bender and Peter Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 3, 2001 , and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 28th day of March, 2001.




                                                   /s/  Dale P. Kramer
                                                   -----------------------------
                                                   Dale P. Kramer

                          DIRECTOR'S POWER OF ATTORNEY
                                 (2000 Form 10K)

     The undersigned director of ShopKo Stores, Inc. designates each of Brian Bender and Peter Vandenhouten with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 3, 2001 , and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 28th day of March, 2001.




                                                   /s/  John G. Turner
                                                   -----------------------------
                                                   John G. Turner

                          DIRECTOR'S POWER OF ATTORNEY
                                 (2000 Form 10K)

     The undersigned director of ShopKo Stores, Inc. designates each of Brian Bender and Peter Vandenhouten with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 3, 2001 , and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 27th day of March, 2001.




                                                   /s/  Stephen E. Watson
                                                   -----------------------------
                                                   Stephen E. Watson

                          DIRECTOR'S POWER OF ATTORNEY
                                 (2000 Form 10K)

     The undersigned director of ShopKo Stores, Inc. designates each of Brian Bender and Peter Vandenhouten with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 3, 2001 , and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 27th day of March, 2001.


                                                   /s/  Gregory H. Wolf
                                                   -----------------------------
                                                   Gregory H. Wolf